UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2017

Cytokinetics, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:(650) 624-3000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 27, 2017 (the “Closing Date”), Cytokinetics, Incorporated (the “Company”) entered into a Second Amendment (the “Amendment”) to that certain Loan and Security Agreement (the “Original Loan Agreement”), dated as of October 19, 2015, with Oxford Finance LLC, as collateral agent, and the lenders party thereto. The Original Loan Agreement, as amended by the Amendment (the “Amended Loan Agreement”), provides for secured growth capital term loans of up to $50.0 million (the “Term Loans”).

The Term Loans are available in three tranches. The first tranche of $32.0 million was made available to the Company on the Closing Date (“Term Loan A”), with the proceeds of Term Loan A used in part to repay in full all of the outstanding the term loans under the Original Loan Agreement in an aggregate principal amount of $30.0 million. Upon satisfaction of certain conditions related to the outcome of the Company’s clinical trial called VITALITY-ALS, the Company may draw a second tranche of $8.0 million (“Term Loan B”). Upon satisfaction of certain conditions related to Phase 2 data for CK-2127107 in spinal muscular atrophy (the “Third Draw Period Milestone”), the Company may draw an additional $10.0 million (“Term Loan C”).

The Term Loans shall be interest-only through June 1, 2019 followed by 41 months of equal principal and interest. However, if the Company achieves the Third Draw Period Milestone, then the interest-only period will be extended through December 1, 2019 and the amortization period will be reduced to 35 months. Interest on Term Loan A, Term Loan B, and Term Loan C will bear interest at a rate equal to the greater of (i) 8.05% and (ii) the sum (a) the 30 day U.S. LIBOR rate reported in the Wall Street Journal on the last business day of the month that immediately precedes the month in which interest will accrue, plus (b) 6.81%.

The Company will pay a facility fee equal to 0.25% in respect of Term Loan B and Term Loan C on the date drawn. The Company will be required to make a final payment fee of 6.5% of the amounts of the Term Loans drawn payable on the earlier of (i) the prepayment of the Term Loans or (ii) the maturity of the Term Loans. The Company may prepay the Term Loans by paying a prepayment fee equal to (i) 3.00% of the applicable Term Loan prepaid in the first anniversary of the funding date, (ii) 2.00% of the applicable Term Loan prepaid in the second anniversary of the funding date, and (iii) 1.00% of the applicable Term Loan prepaid after the third anniversary date and prior to the maturity date.

In addition, under the Amended Loan Agreement, the Company agreed to issue the Lenders warrants to purchase shares of the Company’s common stock (the “Warrants”) upon the Company’s draw of Term Loan B and Term Loan C. The number of shares of common stock underlying the Warrants will be equal to 3.00% of the Term Loan B and Term Loan C amounts drawn divided by the exercise price. The exercise price per share for the Warrants is determined in each case as the lower of (i) the average closing price per share of the Company’s common stock as reported on the NASDAQ Capital Market for the 10 days prior to the draw or (ii) the closing price per share of the Company’s common stock as reported on the NASDAQ Capital Market on the day before the draw. The Warrants, if issued, will be exercisable for 5 years from the date of issuance.

The Amended Loan Agreement contains customary representations and warranties and customary affirmative and negative covenants applicable to the Company and its subsidiaries, including, among other things, restrictions on dispositions, changes in business, management, ownership or business locations, mergers or acquisitions, indebtedness, encumbrances, distributions, investments, transactions with affiliates and subordinated debt. The Amended Loan Agreement also includes customary events of default, including but not limited to the nonpayment of principal or interest, violations of covenants, material adverse changes, attachment, levy, restraint on business, cross-defaults on material indebtedness, bankruptcy, material judgments, misrepresentations, subordinated debt, governmental approvals, lien priority and delisting. Upon an event of default, the Lenders may, among other things, accelerate the loans and foreclose on the collateral.

The foregoing is only a summary of the material terms of the Amendment and does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above that relates to the issuance of the Warrants is hereby incorporated by reference into Item 3.02.

The Warrants described in Item 1.01 above, if issued, will be offered and sold in reliance upon the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The Warrants contain representations to support the Company’s reasonable belief that each of the recipients of such securities had access to information concerning the Company’s operations and financial condition, that each such recipient is acquiring the securities for its own account and not with a view to the distribution thereof, and that each such recipient is an “accredited investor” as defined by Rule 501 promulgated under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements related to the availability and funding of Term Loan B and Term Loan C, the timing thereof and the satisfaction of the conditions thereto, including achievement of the clinical and development milestones described above. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation: risks associated with the satisfaction of the conditions to the funding of Term Loan B and Term Loan C and the Company’s ability to maintain (and otherwise comply with the covenants in) the Amended Loan Agreement, including those detailed in the Company’s filings with the Securities and Exchange Commission, including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017 filed with the SEC on August 4, 2017. The Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated

October 31, 2017	By:	/s/ Peter S. Roddy
	Name:	Peter S. Roddy
	Title:	Senior Vice President, Chief Accounting Officer